UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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SOLITARIO EXPLORATION & ROYALTY CORP. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITARIO EXPLORATION & ROYALTY CORP.
Notice of Annual Meeting of Shareholders

To the Shareholders:

The Annual Meeting of the Shareholders of Solitario Exploration & Royalty Corp. ("Solitario" or the "Company") will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on Thursday June 9, 2011 at 10:00 a.m., Mountain Daylight Time (the "Annual Meeting"), for the following purposes:

1. To elect five directors to serve until the next annual meeting of Shareholders or until their successors are elected and qualified;

2. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, as Solitario's independent registered public accounting firm for fiscal year 2011; and

3. To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed the close of business on April 27, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 3, 2011. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, prior to the Annual Meeting beginning two business days after the date of the mailing of this Proxy Statement.

Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                                                                                                           By Order of the Board of Directors

                                                                                                                           /s/James R. Maronick

                                                                                                                           Secretary

April 27, 2011

Wheat Ridge, Colorado

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PROXY STATEMENT

Annual Meeting of Shareholders

This Proxy Statement (the "2011 Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Solitario Exploration & Royalty Corp., a Colorado corporation, ("Solitario" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday June 9, 2011 at 10:00 a.m., Mountain Daylight Time, at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, and any adjournment or postponement of such meeting (the "Annual Meeting").

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on Thursday, June 9, 2011: This proxy statement and our 2010 Annual Report (which is not a part of the Company's proxy soliciting materials), including the Annual Report on Form 10-K for the year ended December 31, 2010, are available online at www.solitarioxr.com.

The 2010 Annual Report (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's shareholders with this Proxy Statement. Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling St. Suite 390, Wheat Ridge, Colorado 80033, Solitario will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the fiscal year ended December 31, 2010 (the "2010 10-K"), without exhibits. A copy of any or all of the exhibits to the 2010 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board. Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the meeting.

You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 3, 2011. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the meeting.

The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Solitario's common stock and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Shares Outstanding

The holders of Solitario's $.01 par value common stock (the "Common Stock") at the close of business on April 27, 2011, the record date, are entitled to vote at the Annual Meeting. On April 27, 2011 there were 33,193,342 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. If a quorum is present at the meeting the five nominees for election as Directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors. Shares held by persons who abstain from voting on the election of Directors and broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and

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have not received voting instructions from their clients) will not be counted in the election. However, shares held by persons abstaining and broker non-votes will be counted in determining whether a quorum is present at the meeting.

1. ELECTION OF DIRECTORS

The Board currently consists of five Directors. The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current Directors. The five nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. Solitario's current nominees for election as Directors are:

Name	Age

Brian Labadie Chairman (1)(2)(3)(4)	58	Mr. Labadie has been a director of Solitario since June 2006 and Chairman since March of 2009. He is an independent mining industry consultant. He was a director of Crown Resources Corporation (CRS:TSX) ("Crown") from June of 2002 until August 2006 upon completion of Crown’s merger with Kinross Gold Corporation, ("Crown-Kinross Merger") and a director of Battle Mountain Gold Exploration Corporation (BMGX:OTC) from June 2005 to June 2007. In evaluating Mr. Labadie’s qualifications as a Director, Solitario’s Board considered the experience Mr. Labadie had in over thirty years experience in the mining industry. The specific experience that Mr. Labadie brings to Solitario includes formal training and experience as a mining engineer including developing and operating mines, both as a mine manager and as a senior executive at Miramar Mining Corporation and Echo Bay Mines. The Board of Directors believes Mr. Labadie’s operating experience complements and enhances the knowledge and understanding the other Board Members and management of Solitario have in mining exploration, and corporate finance. Mr. Labadie has ten years experience with Miramar Mining Corporation from November 1996 to September 2006 as the Executive Vice President, COO. Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations. Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

Mark E. Jones, III, Vice-chairman (1)(3)(4)	71	Mr. Jones has been a director of Solitario since August 1993 and served as Chairman until June 2006. Mr. Jones was also a director of Crown since it commenced operations in February 1989 until August 2006, upon completion of the Crown-Kinross Merger. In evaluating Mr. Jones’s qualifications for serving as a Director, the Board of Solitario believes Solitario benefits both from his experience in founding Solitario and being the Chairman of Crown, but also his proven track record of founding and successfully operating other mining concerns including Brazauro Resources and TriStar Gold, Inc. Mr. Jones has exhibited leadership in this industry for many years and is well known in many mining circles. Mr. Jones’ experience in mine finance and mergers and acquisitions related to the mining industry provides Solitario valuable insight and guidance. Mr. Jones was a founding partner of Jones, Lloyd & Webster, Inc., a Houston-based corporate finance and investment banking firm that specialized in oilfield equipment financing. Mr. Jones is Chairman of the Board of Directors and CEO of TriStar Gold, Inc., a gold exploration company based in Houston, Texas which is traded on the TSX Venture Exchange (TSG:V). Mr. Jones also served as a director and Chairman of the Board of Brazauro Resources (BZO:V), a gold exploration company, until its acquisition by Eldorado Gold during 2010. Mr. Jones attended the University of Texas.

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John Hainey (1)(2)(4)	78	Mr. Hainey has been a director of Solitario since 1999. He is a retired mining engineer and spent the last ten years of his career, before his retirement in 1998, as a mining analyst in the Canadian investment industry with Dundee Securities Corporation (formerly Eagle & Partners), Yorkton Securities Inc., Loewen, Ondaatje, McCutcheon & Company and Canaccord Capital Corporation. In evaluating Mr. Hainey’s qualifications to serve as a Director, the Board of Solitario has considered his financial experience, specifically related to finance and evaluation of companies in the mining industry, as well as his experience on Solitario’s audit committee. The Board believes Mr. Hainey’s formal training as a mining engineer coupled with his financial experience makes him uniquely suited to serve on Solitario’s Board. Prior to 1988, Mr. Hainey spent over 30 years working in the mining industry, both in Canada and abroad, which covered engineering, operations, consulting and business development and included 17 years with BP Resources Canada Ltd. Mr. Hainey is a member of the Association of Professional Engineers of Ontario and of the Canadian Institute of Mining and Metallurgy. He is also a Chartered Engineer (U.K.) and a Fellow of the Institute of Materials, Minerals and Mining (U.K.). He is an honors graduate in Mining Engineering of The Camborne School of Mines in England.

Leonard Harris (1)(2)(3)	83	Mr. Harris has been a director of Solitario since June 1998. Prior to his retirement from Newmont Mining Corporation, Mr. Harris gained over 50 years experience in the mining industry including serving in various capacities including as General Manager of Minera Yanacocha, South America's largest gold mine, and Vice President and General Manager of Newmont Latin America. Mr. Harris has over 20 years experience in managing mining operations in Latin America that include base metal and gold deposits, underground and open pit mines, gold and base metal processing plants and smelting and refining operations. In evaluating Mr. Harris’ qualifications to serve as a Director, the Board of Solitario believes Mr. Harris experience in managing and developing mines all over the world, but specifically in Peru and Latin America, where much of Solitario’s exploration efforts have been is paramount to the success of Solitario. In addition, Mr. Harris’ reputation and integrity in over 50 years in this business are well known throughout the mining industry and have provided Solitario with numerous opportunities and introductions that Solitario simply would not have without his association with Solitario as a Board member. Mr. Harris currently serves on the boards of Alamos Gold Inc., Aztec Metals Corp., Canarc Resources, Cardero Resources Corp., Endeavour Silver Corp., Indico Resources Ltd., Golden Arrow Resource Corp., Golden Alliance Resources Corp., and Sulliden Gold Corp. Ltd. He is a 1949 graduate metallurgist of The Mount Morgan School of Mines (Australia).

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Christopher E. Herald	57	Mr. Herald has been a director of Solitario since August 1992. He has also served as Chief Executive Officer since June 1999 and President since August 1993. Mr. Herald also served as a director of Crown since April 1989, as Chief Executive Officer of Crown since June of 1999, President of Crown from November 1990 until August 2006, when he resigned from such positions upon completion of the Crown-Kinross Merger, and was Executive Vice President of Crown from January 1990 to November 1990. In evaluating Mr. Herald’s qualifications to serve as a Director, the Board of Solitario believes his leadership of Solitario since Solitario’s inception as Chief Executive Officer, as well as his knowledge of the operations, make him an invaluable member of the Board. In addition, Mr. Herald has shown a keen insight in the evaluation of various opportunities in the mining industry, including the acquisition of properties for exploration and potential merger and acquisition candidates for Solitario. Mr. Herald has a proven track record of operating mining companies both with Crown and Solitario and the Board believes these are significant contributors to the success of Solitario. Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald is a director of Atna Resources Ltd. (ATN: TSX) and Underworld Resources Inc. (UW: V), which are mineral resource companies. Mr. Herald was formerly a director of the following public companies: TNR Resources (TNR: V) from July 1998 to April 2009; Maestro Ventures (MAP: V) from April 2004 to July 2007; Gryphon Gold (GGN: TSX) from December 2005 to September 2007; and Battle Mountain Gold Exploration (BMGX: OTCBB) from February 2006 to August 2007. Mr. Herald also serves as the Chairman of the Denver Gold Group, a non-profit industry trade group that organizes the preeminent gold mining industry institutional conferences in the United States and Europe. Mr. Herald received a M.S. in Geology from the Colorado School of Mines and a B.S. in Geology from the University of Notre Dame.

  The Board has determined this Director to be an independent member of the Board in accordance with the standards of independence as determined by the listing standards of NYSE Amex (“NYSE-Amex”).
  Member of the Audit Committee
  Member of the Compensation Committee
  Member of the Nominating Committee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

It is intended that votes will be cast pursuant to the enclosed proxy for the election of Directors from the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing Directors. No circumstances are presently known which would render any nominee named herein unavailable to serve as a Director.

Meetings of Board of Directors

During the fiscal year ended December 31, 2010, there were three meetings of the Board. Each of the incumbent Directors attended all of the meetings of the Board held while they served as a Director. Each of the incumbent Directors attended all meetings held by committees of the Board on which they served during 2010, except that Mr. Labadie missed one Audit Committee meeting. All of the references to meetings exclude actions taken by written consent. Board members are not required to attend annual meetings of shareholders. Mr. Herald attended the annual meeting of shareholders held on June 15, 2010.

Nominating and Corporate Development Committee

In June of 2006, the Board approved the charter for and formed the Nominating and Corporate Development Committee of the Board (the "Nominating Committee"), a current copy of which is available on the Company website at www.solitarioxr.com. The members of the Nominating Committee are all independent members of the Board in accordance with the definition of NYSE-Amex listing standards. The Nominating Committee did not hold a meeting during 2010. There were no director nominations proposed during 2010.

The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members, and select or recommend director nominees; (b) develop and recommend to the Board corporate governance

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principles applicable to the Corporation; (c) lead the Board in its review of the Board's performance; and (d) recommend to the Board director nominees for each committee.

Pursuant to Section 2.11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the members of the Board or (b) by any shareholder entitled to vote at such a meeting. The Board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration. In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Secretary of Solitario Exploration & Royalty Corp. not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

  Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

The Board may reject any shareholder nomination not timely made in accordance with the requirements of Section 2.11 of Solitario's Bylaws. Furthermore, if the Board determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Section 2.11 of the Bylaws in any material respect, the Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed 5 days from the date such deficiency notice is given to the shareholder, as the Board shall reasonably determine. If the deficiency is not cured within such time period, or if the Board reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 2.11 of the Company's Bylaws in any material respect, then the Board may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board does not make a determination as to the validity of any shareholder nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

Audit Committee

Solitario has a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Mr. Hainey, Mr. Harris and Mr. Labadie, each of whom is independent in accordance with the definition of NYSE-Amex listing standards. The Board has determined that Mr. Hainey is an audit committee financial expert as defined in Item 407 of Regulation S-K. The Audit Committee acts under a written charter adopted and approved by the Board on July 26, 2006, a current copy of which is available on the Company website at www.solitarioxr.com. The Audit Committee reviews Solitario's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The Audit Committee met six times during the year ended December 31, 2010.

Audit Committee Report

In performing its duties the Audit Committee reviewed and discussed the audited financial statements contained in the 2010 Annual Report on Form 10-K with management and Solitario's independent registered public accountant, Ehrhardt Keefe Steiner & Hottman PC ("Ehrhardt"). The Audit Committee met with Ehrhardt, and discussed all issues deemed to be

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significant by Ehrhardt, including any matters required by Rule 2-07 of Regulation S-X, "Communication with Audit Committees" and Statement of Auditing Standard No. 61, as amended, ("Communications with Audit Committees") and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. In addition, in accordance with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" as amended or supplemented, the Audit Committee discussed with Ehrhardt its independence from Solitario and its management, and has received and reviewed the written disclosures and letter from Ehrhardt required by applicable requirements of the Public Company Accounting Oversight Board regarding Ehrhardt’s communications with the Audit Committee including that Ehrhardt is independent of Solitario within the meaning of US securities laws.

Based on the reviews and discussions outlined above, the Audit Committee recommended to the Board that Solitario include the audited financial statements in its Annual Report under Form 10-K for the year ended December 31, 2010 which was filed with the SEC on March 11, 2011.

               AUDIT COMMITTEE
               John Hainey, Chairman
               Leonard Harris
               Brian Labadie

Compensation Committee

On June 27, 2006, the Board approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee"). A current copy of the Compensation Committee charter is available on the Company website at www.solitarioxr.com. Mr. Labadie, Mr. Jones and Mr. Harris are the members of the Compensation Committee. The Compensation Committee met once during 2010.

The primary purposes of the Compensation Committee are to a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of Solitario's executive officers; c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board, subject to applicable regulatory and shareholder approval requirements; f) review and approve the granting of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Corporation's incentive compensation plans and programs and compensation and retention strategy, subject to ratification by the Board; g) review and approve plans of the Company for management development and senior managerial succession; h) oversee compliance with the applicable compensation reporting requirements of the Securities and Exchange Commission and i) conduct an annual performance self-evaluation of the Committee and prepare an annual report thereon to the Board. The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter.

The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Committee charter.

Compensation Committee Interlocks and Insider Participation

Mr. Labadie, Mr. Hainey and Mr. Harris are the members of the Compensation Committee and are independent in accordance with the definition of NYSE-Amex listing standards. No member of the Compensation Committee is currently or been an officer or employee of Solitario for the last three years or had a relationship with Solitario required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the (i) allocation of executive compensation, including the allocation of compensation between salary, paid in cash and deferred compensation based in stock option grants and awards; (ii) the goals and objectives of our executive compensation including the need to be competitive with peer companies to retain and attract the best available executive talent; (iii) a review of the existing elements

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of executive compensation including salary, bonus and stock options, and (iv) evaluation of the performance of our existing executives, including our CEO against agree targets and goals including budgets, exploration activities and success, the performance of our stock and other measures. Neither the Compensation Committee nor management has engaged any compensation consultants in determining or recommending the amount or form of executive or director compensation in the last year. The compensation committee has reviewed recommendations prepared by our CEO for levels of compensation for Mr. Hunt, our Chief Operating Officer and Mr. Maronick, our Chief Financial Officer. The Compensation Committee has recommended to the Board that the executive compensation for the year ended December 31, 2010 be approved and that the budgeted executive compensation for the year ended December 31, 2011 be approved.

               COMPENSATION COMMITTEE
               Brian Labadie, Chairman
               Leonard Harris
               Mark E. Jones III

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires Solitario's Directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Solitario. Officers, Directors, greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) forms they file. To Solitario's knowledge, based solely on review of the copies of such reports furnished to Solitario and written representations that no other reports were required, during the fiscal year ended December 31, 2010 no person failed to meet the Section 16(a) filing requirements applicable to officers, Directors, and greater than ten percent beneficial owners, except that Mr. Labadie, Mr. Jones, Mr. Hainey, Mr. Harris, Mr. Herald, Mr. Hunt, and Mr. Maronick each filed one report four days late relating to the receipt of stock options granted on May 5, 2010.

Shareholder Communications

          We endeavor to keep all shareholders well informed as to financial performance of the Company, primarily by means of its annual and quarterly reports and by press releases. The Board and management of Solitario are receptive to shareholder feedback in any form. It is Solitario's policy to receive and respond promptly to shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements. Shareholders wishing to send communications to the Board should write to either the Chairman of the Board or to the Secretary of the Company at the following address: Solitario Exploration & Royalty Corp., 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033. All such communication shall state the type and amount of the Company's securities held by the shareholder and shall clearly state the communication is intended to be shared with or directed only to the Board, or if applicable, with a specific committee of the Board or specified individual shareholders. The Chairman of the Board or the Secretary of the Company, as applicable, will forward such communication to the members of the Board or specific committee of the Board or specified individual shareholders.

Indemnification of Directors

          Our Articles of Incorporation authorize our Board to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any Director of Solitario. The Board shall be entitled to determine the terms of such indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a Director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment.

Code of Ethics

          We adopted a Code of Business Conduct and Ethics including a Code of Ethics applicable to the principal executive officer and the principal financial and accounting officer of Solitario (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioxr.com and on SEDAR at www.sedar.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Exploration & Royalty Corp. , 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

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Board Leadership and Risk Oversight

We have maintained separate individuals in the position of Chief Executive Officer (“CEO”) and non-executive Chairman of the Board of Solitario since our inception. Our non-executive Chairman serves as liaison between the CEO and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of stockholders or interested parties of which he becomes aware. Our non-executive Chairman presides at all Board meetings he attends and provides advice and counsel to the Chief Executive Officer. We believe the separation of these positions, with an independent non-executive Chairman, provides Solitario with valuable independent direction and advice for our CEO and our other executive officers.

Our Board of Directors is responsible for the overall risk oversight of Solitario. Directors are entitled to rely on management and the advice of the Corporation’s outside advisors and auditors, but must at all times have a reasonable basis for such reliance. The Board of Directors delegates the day-to-day risk management of Solitario to the Chief Executive Officer and Chief Financial Officer, each of whom periodically report to the Board of Directors and to certain committees of the Board of Directors. The Audit Committee oversees our financial and reporting risks, including our hedging risks and these risks are discussed at no less than one Audit Committee meeting per year, providing the Audit Committee members the opportunity to discuss the risks and the risk mitigation process. The Compensation Committee oversees the risks arising from our compensation policies and practices and provides a report to the Board of Directors regarding the compensation of the CEO and executive officers. The Nominating Committee evaluates and recommends individuals for nomination to the Board of Directors in the event of a vacancy in the Board of Directors.

2. COMPENSATION PLANS

Plans subject to shareholder approval

The Solitario Resources Corporation 2006 Stock Option Incentive Plan (the "2006 Option Plan") was approved by shareholders and became effective June 27, 2006, the shareholders approved certain modifications to the 2006 Option Plan on June 14, 2007, which became The Solitario Resources Corporation 2006 Stock Option Incentive Plan (as amended), (the "2006 Plan"). Under the 2006 Plan, up to 2,800,000 shares may be issued pursuant to options granted by the Board under the 2006 Plan to directors, officers, employees and consultants with an exercise price that is not less than the market price of Solitario's common stock on the date of grant. Under the terms of the 2006 Plan, the total number of outstanding options from all plans may not exceed 2,800,000. The 2006 Plan defines the market price as the closing market price in Canadian dollars on the Toronto Stock Exchange (the "TSX") on the date of the granting of such option by the Board.

Equity Compensation Plan Information as of December 31, 2010:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights Cdn$	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2006 Plan	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,584,000	$2.23	216,000
Equity compensation plans not approved by security holders	—	N/A	—
Total	2,584,000	$2.23	216,000

The total number ofshares of Solitario Common Stock available for issue from the exercise of all outstanding options from the 2006 Plan as of April 26, 2011 is 2,565,900 shares, which represents 7.7% of the 33,193,342 shares of Solitario common stock outstanding on that date.

3. EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Directors

          Other than options granted pursuant to the 2006 Plan, our Directors do not receive any other compensation in their

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capacities as Directors. The following table provides summary information regarding compensation earned by our Directors during the fiscal year ended December 31, 2010

DIRECTOR COMPENSATION

Name(1)	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards (2) ($)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Mr. Labadie, Chairman (3)	—	—	204,012	—	—	—	204,012
Mr. Hainey (4)	—	—	166,233	—	—	—	166,233
Mr. Harris (5)	—	—	192,151	—	—	—	192,151
Mr. Jones (6)	—	—	237,224	—	—	—	237,224

(1)               Mr. Herald received a salary, bonus, option award and other compensation for his services as an officer of Solitario during the year ended December 31, 2010, which are shown below under the “Summary Compensation Table”.

(2)               The amount represents the grant date fair value of option awards granted during the year ended December 31, 2010, in accordance with FASB ASC No. 718. The assumptions used in determining our 2010 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 57%, a risk-free interest rate of 2.2%, and a Canadian dollar – United States dollar exchange rate of 0.98123, as disclosed in footnote 9 to our financial statements included in Item 8 “Financial Statements and Supplementary Data” in our 2010 Annual Report on Form 10-K.

(3)               Mr. Labadie has an aggregate of 217,000 stock options outstanding at December 31, 2010

(4)               Mr. Hainey has an aggregate of 175,000 stock options outstanding at December 31, 2010

(5)               Mr. Harris has an aggregate of 162,000 stock options outstanding at December 31, 2010

(6)               Mr. Jones has an aggregate of 236,000 stock options outstanding at December 31, 2010

Executive Officers

The following biographies describe the business experience of our executive officers (the "Named Executive Officers"):

          Christopher E. Herald    See Directors biographies above.

          Walter H. Hunt (60) has been Chief Operating Officer of Solitario since June of 2008 and Vice President - Operations and President - South American Operations of Solitario since June 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt was also Vice President - Operations of Crown from 1994 until completion of the Crown - Kinross Merger in August of 2006. Mr. Hunt has over 20 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his M.S. degree in Geology from the Colorado School of Mines and a B.S. degree from Furman University.

          James R. Maronick (55) has served as Chief Financial Officer, Secretary and Treasurer of Solitario since 1999 and was Chief Financial Officer of Crown from June 1999 until completion of the Crown - Kinross Merger in August of 2006. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated with honors from the University of Notre Dame in 1977 with a BA in accounting and received his Masters degree in Finance with highest honors from the University of Denver in 1986.

4. SUMMARY COMPENSATION TABLE

Summary Compensation Table

The following table provides summary information regarding compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2010 and 2009:

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards ($)	Option Awards (2) ($)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)(3)	Total ($)
Mr. Herald, CEO (4)	2010	210,000	94,500	—	587,822	—	—	22,000	914,322
	2009	210,000	—	—	98,022	—	—	20,073	328,095
					—
Mr. Maronick, CFO	2010	150,000	52,500	—	326,182	—	—	22,000	550,682
	2009	150,000	—	—	53,585	—	—	19,031	222,616

Mr. Hunt, COO	2010	150,000	52,500	—	326,182	—	—	22,000	550,682
	2009	150,000	—	—	56,199	—	—	19,031	225,230

(1)     Amount for bonus earned during the year. No bonus amount was earned during 2009.

(2)     The amount represents the grant date fair value of option awards granted during the year in accordance with FASB ASC no. 718.

a.       The options were granted on May 5, 2010, have a five-year term and vest 25% on grant date and 25% on the next three anniversary dates. The assumptions used in determining our 2010 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 57%, a risk-free interest rate of 2.2%, and a Canadian dollar – United States dollar exchange rate of 0.98123, as disclosed in footnote 9 to our financial statements included in Item 8 “Financial Statements and Supplementary Data” in our 2010 Annual Report on Form 10-K

b.       The options were granted on May 19, 2009, have a five-year term and vest 25% on grant date and 25% on the next three anniversary dates. The assumptions used in determining our 2009 grant date fair value are based upon a Black-Scholes model using a five year term, historical volatility of 56%, a risk-free interest rate of 1.9%, and a Canadian dollar – United States dollar exchange rate of 0.85320.

(3)     Mr. Herald, Mr. Maronick and Mr. Hunt each received a 401(K) match of the amounts listed during 2010 and 2009, respectively.

(4)     Mr. Herald has an aggregate of 595,000 stock options outstanding at December 31, 2010

Employment Agreements

None of our Named Executive Officers have ongoing employment agreements other than individual Change in Control Severance Benefits Agreements, discussed below.

Change in Control Agreements

The Compensation Committee and Solitario consider it essential to the best interest of its stockholders to foster the continuous employment of key management personnel. In this regard, the Compensation Committee and Board recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (the "CIC") for Mr. Herald, Mr. Maronick and Mr. Hunt, our Named Executive Officers. Each CIC provides for the payment of severance benefits if the employment of one of the Named Executive Officers is terminated for a period of three years following the last day of the month in which a Change in Control of Solitario occurs (as defined in the CIC) equal to 2.5 times the base salary of the Named Executive Officer. In addition any unvested stock options held by the Named Executive Officer will vest upon the Change in Control. The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Internal Revenue Service Code of 1986 (the "Code").

Generally, the CIC defines a "Change in Control" as (i) a person acquiring more than 50% of the outstanding stock of the Company, (ii) the shareholders of the Company approving a merger or acquisition whereby more than 50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company.

The Change in Control benefits are to be paid after a change in control if the Named Executive Officer terminates his employment for "good reason," or is terminated by the Corporation, other than for "cause." "Good reason" is generally defined as a reduction in the compensation, level of responsibility or forced relocation, among other things. "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

Tax Implications of Executive Compensation

Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our Named Executive Officers, unless that compensation is performance based. The total non-performance based compensation for any of our Named Executive Officers did not exceed $1,000,000 during 2010, nor do we anticipate it will exceed $1,000,000 for the foreseeable future.

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Stock Ownership Guidelines

Solitario has not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, engaging in hedging or offsetting transactions regarding Solitario's common stock during periods where such persons have access to material inside information.

Option exercises

No options were exercised by any Named Executive Officers during 2009 or 2008.

5. OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

At December 31, 2010 the following equity awards were outstanding:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name	Option Awards					Stock Awards
	Number of securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (Cdn$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher E Herald, CEO	75,000(1) 111,250(2)	75,000 333,750	-	$1.55 $2.40	5/19/14 5/05/15	-	-	-	-

James R. Maronick, CFO	41,000(1) 68,750(2)	41,000 206,250	-	$1.55 $2.40	5/19/14 5/05/15	-	-	-	-

Walter H Hunt, COO	43,000(1) 68,750(2)	64,500 206,250	-	$1.55 $2.40	5/19/14 5/05/15	-	-	-	-

(1)               Options were granted on 5/19/09 and vested 25% on date of grant and 25% on each anniversary date for the next three years.

(2)               Options were granted on 5/05/10 and vested 25% on date of grant and 25% on each anniversary date for the next three years.

6. INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         On March 8, 2002, Crown filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy”) in the United States Bankruptcy Court for the District of Colorado (the “Court”). As part of the Bankruptcy, Crown filed a Plan of Reorganization with the Court which was confirmed by the Court on May 30, 2002 and became effective June 11, 2002. Mr. Herald and Mr. Jones were officers and directors of Crown and Mr. Maronick and Mr. Hunt were officers of Crown prior to the filing of the Bankruptcy and since the filing of the Bankruptcy until August 31, 2006 when Crown was acquired by Kinross Gold Corporation.

7. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          To our knowledge, as of April 26, 2011, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding common stock with the exception of Sprott Asset Management Inc. and Newmont Mining Corporation of Canada Limited ("Newmont"), which directly own 2,937,640 and 2,700,000 shares, respectively, representing 8.9 percent and 8.1 percent, respectively, of our issued and outstanding common stock.

          The following table sets forth, as of April 26, 2011, the beneficial ownership of our outstanding common stock by each of our shareholders owning more than five percent, our Directors, nominees for Director, each Named Executive Officer and all of our executive officers and Directors as a group. Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(8)
John Hainey, Director	129,950(1)	*
Leonard Harris, Director	146,000(2)	*
Christopher E. Herald, CEO and Director	932,762(3)	2.8%
Mark E. Jones, III, Director	435,000(4)	1.3%
Brian Labadie, Director	143,560(5)	*
Walter H. Hunt, COO	516,962(6)	1.5%
James R. Maronick, CFO	678,239(7)	2.0%
All directors and executive officers as a group	2,982,473	8.9%
Sprott Asset Management Inc Suite 3450 South Tower Royal Bank Plaza Toronto, ON M5J 2J2	2,937,640	8.9%
Newmont Mining Corporation of Canada 20 Eglinton Ave West, Suite 1900 Toronto, Ontario M4R 1K8	2,700,000	8.1%

*     Indicates holdings of less than 1%.

(1)     Includes 96,250 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(2)     Includes 81,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(3)     Includes 335,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(4)     Includes 127,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(5)     Includes 119,750 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(6)     Includes 202,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(7)     Includes 199,000 shares that he has the right to acquire within 60 days under options granted pursuant to the 2006 Plan.

(8)     Percentage determined by the holder's shares plus the holder's options, if any, divided by the total outstanding shares plus the holder's options, if any.

8. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TNR Gold Corp.

          As of December 31, 2010, we owned 1,000,000 shares of TNR that are classified as marketable equity securities held for sale and are recorded at their fair market value of $190,000. Christopher E. Herald, our CEO, was a member of the Board of Directors of TNR until June of 2009.

Policy Regarding Related Party Transactions

The Board of Directors has adopted a written Related Party Transaction Policy. Pursuant to that policy, Solitario may enter into transactions with certain "related persons." Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Company's common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. These transactions are referred to as "related party transactions." All of the above related party transactions were approved according to the following related party transaction policy requirements:

  the transaction is approved by disinterested members of the Board;
  the Audit Committee shall have approved or ratified such transaction and the terms of the transaction are comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or
  the transaction involves compensation approved by the Compensation Committee.

Director Independence

Solitario’s Board has determined Mr. Hainey, Mr. Harris, Mr. Jones and Mr. Labadie are independent member of the Board of Directors in accordance with the standards of independence as determined by the listing standards of NYSE-Amex.

Mr. Hainey, Mr. Labadie and Mr. Harris are members of the Audit, Committee.

Mr. Jones, Mr. Labadie and Mr. Harris are members of the Compensation Committee.

Mr. Hainey, Mr. Jones and Mr. Labadie are members of the Nominating Committee.

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9. PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

          The following table summarizes the aggregate fees billed to Solitario by Ehrhardt for the fiscal years ended December 31, 2010 and 2009.

	2010	2009
Audit Fees (1)	$51,000	$60,000
Audit related fees (2)	27,000	27,000
Tax fees (3)	11,000	25,000
All other fees (4)	30,000	57,000
Total	$119,000	$169,000

(1)  Fees billed for audit services in 2010 and 2009 consisted of:

•        Audit of our annual financial statements for 2010and 2009, respectively.

•        Consent and other services related to SEC filings.

(2)   Represents fees billed related to reviews of our quarterly reports for 2010 and 2009, respectively.

(3)   Represents fees billed in connection with the preparation and filing of our United States federal and Colorado state income tax returns.

(4)   All other fees in 2010 include fees billed related to the Ely Gold and Mt. Hamilton transaction, the deconsolidation of PBM and assistance with filings before the SEC. All other fees billed in 2009 includes fees billed related to the attempted acquisition of Metallic Ventures and the restatement of our 2008 and 2007 financial statements during the preparation of our 2009 Annual Report on Form 10-K.

Pre-approval of Audit Fees

          On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. All of the fees billed to Solitario by Ehrhardt during 2010 and 2009 were pre-approved by the audit committee pursuant to the Audit Committee pre-approval policy. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

10. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Our shareholders are asked to ratify the selection of Ehrhardt as our independent registered public accounting firm and to continue as such for fiscal year 2011. Representatives of Ehrhardt are expected to be present at the Annual Meeting of Shareholders, to make a statement and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF EHRHARDT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

11. INCORPORATION BY REFERENCE

The reports of the Compensation Committee and Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act of 1934 (the “Exchange Act”), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

12. PROPOSALS OF SHAREHOLDERS

          Shareholder proposals intended to be included in Solitario's Proxy Statement for the 2012 Annual Meeting of Shareholders must be received by Solitario prior to January 4, 2012 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2012 annual meeting. If the date of next year's annual meeting is changed

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by more than 30 days from June 9, 2012, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2012 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. Under Solitario’s Bylaws, in order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2012 annual meeting, such proposal must be received by the Secretary of Solitario at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2012 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2012 annual meeting.

No shareholder proposals for the 2011 Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

13. OTHER BUSINESS

          Solitario knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

By Order of the Board of Directors

/s/James R. Maronick

Secretary

April 27, 2011

Wheat Ridge, Colorado

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SOLITARIO EXPLORATION & ROYALTY CORP.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual Meeting of Shareholders to be held on June 9, 2011

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**

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6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation.

Proxies submitted must be received by 5:00 pm, Mountain Time, on June 7, 2011.

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Appointment of Proxyholder

I/We being holder(s) of the Company hereby appoint: Christopher E. Herald, a duly authorized officer of the Company, or failing this person, James R. Maronick, a duly authorized officer of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Shareholders of Solitario Exploration & Royalty Corp. to be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 on June 9, 2011 at 10:00 a.m. M.D.T. and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold	Against
01. Mark E. Jones, III	☐	☐	☐
02. John Hainey	☐	☐	☐
03. Leonard Harris	☐	☐	☐
04. Christopher E. Herald	☐	☐	☐
05. Brian Labadie	☐	☐	☐

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2. Appointment of Auditors

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements

Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Report

Mark this box if you would NOT like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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